SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 23, 2004


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


           Maryland                    1-12002                  23-2715194
       (State or other               (Commission             (I.R.S. Employer
jurisdiction of incorporation)       File Number)           Identification No.)



          1311 Mamaroneck Avenue, Suite 260
                White Plains, New York                      10605
      (Address of principal executive offices)           (Zip Code)


                                 (914) 288-8100
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

Item 1.01         Entry Into a Material Definitive Agreement

On December 23, 2004, the Compensation Committee of the Board of Trustees of Acadia Realty Trust (the "Company") granted increases in annual salaries, 2004 performance bonuses, and awards under the Company's 2003 Share Incentive Plan to the below officers, which include all of the named executive officers in the Proxy Statement for the Company's 2004 Annual Shareholders Meeting. The bonuses are for efforts and services of these officers on behalf of the Company in 2004 while the salary increases and long-term incentive awards provide for future services and for the benefits to the Company as a result of these services. These grants and awards are summarized in the following table:

---------------------------- ----------- ----------- ----------- ----------- -----------
                             Increase in             Restricted  Restricted
                                salary   Cash bonus   Shares(1)   Shares(2)  Options(3)
---------------------------- ----------- ----------- ----------- ----------- -----------
Kenneth F. Bernstein           $88,000         --      $401,790    $562,000    $62,500
President and Chief
Executive Officer
---------------------------- ----------- ----------- ----------- ----------- -----------
Joel Braun                     $5,000      $90,000         --      $202,500    $22,500
Senior Vice President,
Chief Investment Officer
---------------------------- ----------- ----------- ----------- ----------- -----------
Robert Masters                 $15,000         --      $60,269     $103,500    $11,500
Senior Vice President,
General Counsel
---------------------------- ----------- ----------- ----------- ----------- -----------
Joseph Hogan                   $5,000      $45,000         --      $90,000     $10,000
Senior Vice President,
Director of Construction
---------------------------- ----------- ----------- ----------- ----------- -----------
Joseph Napolitano              $20,000     $45,000         --      $103,500    $11,500
Senior Vice President,
Director of Operations
---------------------------- ----------- ----------- ----------- ----------- -----------
Joseph Povinelli               $20,000     $50,000         --      $103,500    $11,500
Senior Vice President,
Director of Leasing
---------------------------- ----------- ----------- ----------- ----------- -----------
Michael Nelsen                 $14,600     $50,000         --      $100,000    $10,000
Senior Vice President,
Chief Investment Officer
---------------------------- ----------- ----------- ----------- ----------- -----------

(1) These restricted common shares of beneficial interest ("Common Shares") will be issued at a discount to the 20 day moving average of the Company's Common Shares prior to the grant date of January 3, 2005 (the "Grant Date"). These restricted Common Shares will vest over three years on the next three anniversaries of the Grant Date.

(2) These restricted Common Shares will be issued on the Grant Date and will vest over four years on the next four anniversaries of the Grant Date.

(3) These options to acquire Common Shares will vest over three years; one-third on the Grant Date and the remaining vesting on the next two anniversaries thereof. The number of options to be issued will be calculated by dividing the dollar award by 20% of the "Fair Market Value" (as defined in the Plan) of the Company's Common Shares on the Grant Date.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ACADIA REALTY TRUST
                                        (Registrant)


Date: December 29, 2004                By: /s/ Michael Nelsen

                                           Name:  Michael Nelsen
                                           Title: Sr. Vice President and Chief
                                                  Financial Officer





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